Neuberger Berman Equity Funds® (“Equity Funds”)
Neuberger Berman Income Funds® (“Income Funds”)
Neuberger Berman Alternative and Multi-Asset Class Funds® (“Alternative Funds”)

Supplement to the Prospectuses of each series of Equity Funds, Income Funds and Alternative Funds, each as amended and supplemented

Effective immediately, the following changes apply to the Prospectuses for Class R6 for each series of the Equity Funds, Income Funds and Alternative Funds (each a “Fund”):

(1) The first two full paragraphs in the “Your Investment – Maintaining Your Account” section in the Prospectuses for Class R6 for each Fund are hereby deleted in their entirety and replaced with the following:

Class R6 shares described in this prospectus generally are available only through financial intermediaries, such as banks, brokerage firms, retirement plan administrators, and financial advisers. For certain investors, shares of the Funds may be available directly from Neuberger Berman BD LLC, the Funds’ Distributor.

Class R6 shares generally are available only to 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing and money purchase pension plans, health savings accounts, defined benefit plans and non-qualified deferred compensation plans, in each case provided that shares are held on the books of a Fund through omnibus accounts (either at the plan level or at the level of the financial intermediary), foundations and endowment funds, charitable trusts, certain products managed by Neuberger Berman or funds in the Neuberger Berman family of funds and certain other institutional investors if approved by the Distributor.

The date of this supplement is March 30, 2023.

Please retain this supplement for future reference.

Neuberger Berman Investment Advisers LLC 1290 Avenue of the Americas New York, NY 10104 Shareholder Services 800.877.9700 Institutional Services 800.366.6264 www.nb.com